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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 18, 2002



                              EQUIDYNE CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                        0-9922               04-2608713
(State or other jurisdiction of          (Commission          (I.R.S. Employer
 incorporation or organization)          file number)       Identification No.)

11770 Bernardo Plaza Court, Suite 351,
San Diego, California                                             92128
(Address of principal executive offices)                        (Zip code)

                                 (858) 451-7001
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5. Other Events.

     On April 24, 2002, Equidyne Corporation (the "Company") issued a press release which announced the resignation of Coburn Pharr as Chief Operating Officer. A copy of the press release is attached to this report as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

     Exhibit 99.1 Press Release dated April 24, 2002

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 24, 2002

                               EQUIDYNE CORPORATION
                                   (Registrant)


                               By:    /s/ Marcus R. Rowan
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                                      Name:  Marcus R. Rowan
                                      Title:    Chief Executive Officer